UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2026

ALTERNUS CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

17 State Street, Suite 4000
New York City, New York	10004
(Address of registrant’s principal executive office)	(Zip code)

(212) 739-0727
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2026, at 12:01 a.m. Eastern Time (the “Effective Time”), the Company effected a corporate name change to Aedis Energy Inc., pursuant to a Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Alternus Clean Energy, Inc. (the “Certificate of Amendment”). The Certificate of Amendment was filed with the Delaware Secretary of State on August 11, 2026 and became effective at the Effective Time.

As previously disclosed in the Company’s definitive information statement filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2026, on June 16, 2026, the Company’s board of directors (the “Board”) approved, and the holders of a majority of the voting power of the Company’s outstanding voting capital stock approved by written consent in lieu of a meeting, a proposal authorizing an amendment to the Company’s Certificate of Incorporation to effect a corporate name change to Aedis Energy Inc.

The Common Stock is currently trading under the temporary symbol “ALCED,” after which its trading symbol will change to “ADIS” to better reflect the name change.

The foregoing description of the Certificate of Amendment and the Name Change is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On September 1, 2026, the Company issued a press release announcing the Name Change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Alternus Clean Energy, Inc.
99.1	Press Release, dated September 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 1, 2026	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors